                                                                     EXHIBIT 3.5

                          COMMONWEALTH OF PENNSYLVANIA

                              DEPARTMENT OF STATE


                                AUGUST 18, 2000


                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:


                  RELIANT ENERGY NORTHEAST MANAGEMENT COMPANY


     I, Kim Pizzingrilli, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles of Incorporation and all Amendments which appear of record in this department


                                        IN TESTIMONY WHEREOF, I have
                                        hereunto set my hand and caused the
                                        Seal of the Secretary's Office to be
                                        affixed, the day and year above written.

            [SEAL]
                                        /s/ KIM PIZZINGRILLI
                                        --------------------------------------
                                        Secretary of the Commonwealth
                                                                         JSOW

                                                   Filed in the Department of
                                                   State on APR 11, 1994

                                                   /s/
                                                   -----------------------------
                                                   Secretary of the Commonwealth


                           GPU GENERATION CORPORATION


                                  -----------

                           ARTICLES OF INCORPORATION


I.   The name of the Corporation is GPU GENERATION CORPORATION

II. The location and post office address of the registered office of the Corporation in the Commonwealth of Pennsylvania is:

               c/o Pennsylvania Electric Company
               1001 Broad Street
               Johnstown, Cambria County, Pennsylvania 15907

III. The purposes for which the Corporation is incorporated are as follows:

          A. The engaging in all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1988, as amended.

          B. Without limiting the generality of the foregoing, the undertaking of responsibility for the safe operation, maintenance, repair, rehabilitation, design, construction, start-up and testing of non-nuclear electric generating stations and plants used for the production, generation, manufacture, transmission, transportation, distribution, furnishing and supply of electricity, on behalf of and by contract with the owners and/or operators of such stations and plants.

IV. The Corporation is incorporated under the provisions of the Business Corporation Law of 1988.

V.   The term of existence of the Corporation shall be perpetual.

VI. The aggregate number of shares which the Corporation shall have the authority to issue is two thousand five hundred (2,500) shares of the par value of $20.00 per share, all of which shall be designated "Common Shares".

VII. The name and address of the sole incorporator is James R. Leva, 100 Interpace Parkway, Parsippany, New Jersey 07054.

VIII. The number of directors shall not be less than three nor more than twelve. The number of directors within said minimum and maximum limits which shall constitute the Board of Directors shall be specified in the By-Laws of the Corporation.

     IN WITNESS WHEREOF, the Incorporator has hereunto signed these Articles of Incorporation this 6th day of April, 1994.


                              /s/ JAMES R. LEVA
                              ------------------------------
                              James R. Leva
                              Sole Incorporator


    APR 11 94
PA Dept. of State
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Microfilm Number ___________     Filed with the Department of State on ________
Entity Number 2575346

                                            /s/
                                            ------------------------------------
                                            Secretary of the Commonwealth


                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU

                             ARTICLES OF AMENDMENT
                         DOMESTIC BUSINESS CORPORATION

     In compliance with the requirements of 15 Pa.C.5. Section 1915 (relating to articles of amendment) the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:

     GPU GENERATION CORPORATION

2.  The address of its current registered office in this Commonwealth is:

      1001 Broad Street
      Johnstown, Cambria County, Pennsylvania 15907

3.  The statute by or under which it was incorporated is:

      The Business Corporation Law of 1988, as amended

4.  The date of its incorporation is: April 11, 1994

5.  The amendment shall be effective as of August 1, 1996, at 5:00 p.m.

6.  The amendment was adopted by the board of directors pursuant to 15 Pa.C.S.
    Section 1914(c).

7.  The amendment, adopted by the corporation, set forth in full, is as follows:

      "I. The name of the Corporation is GPU GENERATION, INC."

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 31st day of July, 1996.


                                        GPU GENERATION CORPORATION

                                        By: /s/ JAMES R. LEVA
                                           ----------------------------------
                                        Name: James R. Leva, Chairman and
                                              Chief Executive Officer


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Microfilm Number             Filed with the Department of State on NOV 24 1999
                 ---------                                         ------------
Entry Number                        /s/
             -------------   --------------------------------------------------
                                       Secretary of the Commonwealth


             ARTICLES OF AMENDMENT -- DOMESTIC BUSINESS CORPORATION


      In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is: GPU GENERATION, INC.
                                    ------------------------------------------

------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name or its commercial re-registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 1001 BROAD STREET, JOHNSTOWN, PENNSYLVANIA   15907     DAUPHIN
------------------------------------------------------------------------------
Number and Street        City         State       Zip      County

(b)
------------------------------------------------------------------------------
Name of Commercial Registered Office Provider

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: the Business
                                                         ---------------------
Corporation Law of 1988, as amended.
------------------------------------------------------------------------------

4. The date of its incorporation is      April 11, 1994
                                     -----------------------------------------

5. (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

            [X] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

            [ ]  The amendment shall be effective on:  _______________ at
                 ______________.                             Date
                      Hour



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6.   (CHECK ONE OF THE FOLLOWING):

     [ ] The amendment was adopted by the shareholders (or members) pursuant to 13 Pa.C.S. Section 1914(a) and (b).

     [ ] The amendment was adopted by the board of directors pursuant to 13 Pa.C.S. Section 1914(c).

7.   (CHECK, AND IF APPROPRIATE COMPLETE ONE OF THE FOLLOWING):

     [X] The amendment adopted by the corporation, set forth in full, is as follows:

          1. The new name of the corporation is "Sithe Northeast Management Company"

          2. The registered agent of the corporation is United Corporate Services, Inc., whose address is 3631 Front Street, Harrisburg PA 17110.

     [ ] The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this __ day of ___________, 1999.

                                        GPU GENERATION, INC.

                                        By: /s/ JEFFREY TRANEN
                                            ------------------------------------
                                        Name:  Jeffrey Tranen
                                        Title: President

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Microfilm Number _________       Filed with Department of State on May 12, 2000
Entry Number                     /s/
             -----------         ------------------------------
                                 Secretary of the Commonwealth



              ARTICLES OF AMENDMENT DOMESTIC BUSINESS CORPORATION
                              DSCB 15-1915 (REV90)

     In compliance with the requirements of 15 PaCS Section 1915 (relating to articles of amendment) the undersigned business corporation designing to amend its Articles hereby states that

1.   The name of the corporation is Sithe Northwest Management Company
                                    -------------------------------------------

     --------------------------------------------------------------------------


2. The (a) address of this corporation's current registered office in this Commonwealth or (b) came of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department);

     (a)
         ----------------------------------------------------------------------
         Member and Name             City         State       Zip       County

     (b) c/o: United Corporate Services, Inc.                          Dauphin
         ----------------------------------------------------------------------
         Name of [Illegible]                                            County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is The Business
                                                          ---------------------
     Corporation Law of 1988, as amended.
     ------------------------------------
4.   The date of its incorporation is April 11, 1994
                                      ------------------------------------------

5.   (Check, and if appropriate complete, one of the following):

      X   The amendment shall be effective upon filing these Articles of
     ---  Amendment in the Department of State.

          The amendment shall be effective on:            at
     ---                                       ----------    ----------
                                                  Day           Month

6.   (Check one of the following):

      X   The amendment was adopted by the shareholders (or members) pursuant
     ---  to 15 PaC.S. Section 191(a) and (b).

          The amendment was adopted by the board of directors pursuant to --- 15 PaC.S. Section 1914(c).

7.   (Check, and if appropriate complete, one of the following):

          The amendment adopted by the corporation, set forth in full, is as --- follows:

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

      X   The amendment adopted by the corporation is set forth in full to
     ---  Exhibit A attached hereto and made a part hereof.

8.   (Check if the amendment restates the Articles)

          The restated Articles of Incorporation supersede the original --- Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a such authorized officer thereof this 12th day of May, 2000.


                                     SITHE NORTHEAST MANAGEMENT COMPANY
                                     ----------------------------------
                                           (Name of Corporation)

                                     BY  /s/ JOHN H. STOUT
                                       --------------------------------
                                             (Signature)

                                     NAME:   John H. Stout
                                          -----------------------------
                                     TITLE: Vice President
                                           ----------------------------
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                            Articles of Amendment of
                       Sithe Northeast Management Company
                                   Exhibit A

Article I is amended to read in its entirety:

     "I. The name of the Corporation is "Reliant Energy Northeast Management Company.""

Article II is amended to read in its entirety:

     "II. The name of the commercial registered office provider of the Corporation is CT Corporation System. The registered office of CT Corporation System shall be deemed for venue and official publication purposes to be located in Cambria Country."

Article VIII is amended to read in its entirety:

     "VIII. The number of directors shall not be less than two nor more than twelve. The number of directors within said minimum and maximum limits which shall constitute the Board of Directors shall be specified in the Bylaws of the Corporation."